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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                        ______________________________

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 12, 2004



                        CARRINGTON LABORATORIES, INC.

            (Exact name of Registrant as specified in its charter)



               Texas                    0-11997             75-1435663
  -------------------------------     ----------         ----------------
  (State or other jurisdiction of     Commission         (I.R.S. Employer
  incorporation or organization)      File Number       Identification No.)


         2001 Walnut Hill Lane
             Irving, Texas                                    75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code:  (972) 518-1300


                                 Not applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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 Item 7.   Financial Statements and Exhibits.

   Exhibit 99.1   Press Release dated August 12, 2004


 Item 12.  Results of Operations and Financial Condition

 On August 12, 2004, Carrington Laboratories, Inc., a Texas corporation (the "Company"), issued a press release describing its financial results for the three and six-month periods ended June 30, 2004. A copy of the Company's press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

 The information on this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.



                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.



 Date: August 12, 2004         By:  /s/ Carlton E. Turner
                               -------------------------------------
                               Carlton E. Turner, Ph.D., D.Sc.
                               President and Chief Executive Officer

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                              INDEX TO EXHIBITS

       Item    Exhibit
       ----    -------
       99.1    Press Release dated August 12, 2004.